                                                               Exhibit 23 (o)(2)

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of ProFunds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


/s/ RUSSELL S. REYNOLDS III               December 17, 2003
--------------------------------------
Russell S. Reynolds, III

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of ProFunds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


/s/ TROY A. SHEETS                        December 17, 2003
--------------------------------------
Troy A. Sheets

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Marc R. Bryant to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of ProFunds and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


/s/ MICHAEL C. WACHS                      December 17, 2003
--------------------------------------
Michael C. Wachs